UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial information for the periods indicated below show the effect of Armor Holdings, Inc.'s (‘‘Armor’’) acquisition of Stewart & Stevenson Services, Inc. (‘‘Stewart & Stevenson’’), which was completed on May 25, 2006, for $1,139.0 million in cash, including certain transaction fees, or approximately $792.0 million in cash, excluding transaction costs and after deducting Stewart & Stevenson's net cash balance (net cash being defined as cash, cash equivalents and short-term investment securities less debt) and the proposed issuance of $400 million of senior subordinated notes due 2016 (the ‘‘Notes’’)). The unaudited pro forma condensed combined balance sheet presents the financial position of Armor as of March 31, 2006, giving effect to the acquisition of Stewart & Stevenson and the proposed issuance of the Notes as if it had occurred on such date. The unaudited pro forma condensed combined statements of continuing operations for the three months ended March 31, 2006 and 2005, and for the year ended December 31, 2005, give effect to the acquisition of Stewart & Stevenson and the proposed issuance of the Notes as if it had occurred on January 1, 2005.

The unaudited pro forma condensed combined balance sheet as of March 31, 2006, has been prepared by combining the historical condensed consolidated balance sheet of Armor as of March 31, 2006, with the historical condensed consolidated balance sheet of Stewart & Stevenson as of April 29, 2006. The unaudited pro forma condensed combined statement of continuing operations for the year ended December 31, 2005, has been prepared by combining Armor's historical condensed consolidated statement of continuing operations for the year ended December 31, 2005, with the historical condensed consolidated statement of continuing operations of Stewart & Stevenson for the fiscal year ended January 31, 2006. The interim unaudited pro forma condensed combined statements of continuing operations for the three months ended March 31, 2006 and 2005, have been prepared by combining Armor's historical condensed consolidated statements of continuing operations for the three months ended March 31, 2006 and 2005, with Stewart & Stevenson’s historical condensed consolidated statements of continuing operations for the three months ended April 29, 2006 and April 30, 2005, respectively. We based the unaudited pro forma adjustments upon available information and assumptions that we believe are reasonable under the circumstances.

The unaudited pro forma condensed combined financial information for the twelve months ended March 31, 2006 is derived by applying pro forma adjustments to the amounts resulting from adding (1) Armor's consolidated financial information for the year ended December 31, 2005, plus Armor's consolidated financial information for three months ended March 31, 2006, less Armor's consolidated financial information for the three months ended March 31, 2005, to (2) Stewart & Stevenson's consolidated financial information for the year ended January 31, 2006, plus Stewart & Stevenson's consolidated financial information for three months ended April 29, 2006, less Stewart & Stevenson's consolidated financial information for the three months ended April 30, 2005.

The acquisition of Stewart & Stevenson was structured as a merger, pursuant to which a wholly-owned subsidiary of Armor was merged with and into Stewart & Stevenson, with Stewart & Stevenson surviving the merger and becoming a wholly-owned subsidiary of Armor. The acquisition is accounted for under the purchase method of accounting with the assets acquired and liabilities assumed recorded at their estimated fair values. Goodwill is generated to the extent that the merger consideration, including transaction costs, exceeds the fair value of net assets acquired. Armor is in the process of determining the purchase price allocation, which will allocate the excess of purchase price, including transaction costs, over the fair value of acquired contracts, the tangible and identifiable intangible assets, pension liabilities and deferred tax assets and liabilities acquired to goodwill. Armor has not finished this purchase price allocation. Estimates of useful lives and estimated fair values of tangible and amortizable intangible assets will be completed after Armor obtains third-party appraisals, performs its own internal assessments and reviews all available data. Any final adjustments will change the allocations of the purchase price, which could affect the fair values assigned to the assets acquired and liabilities assumed and, in turn, result in changes to the unaudited pro forma condensed combined financial information, including a change to goodwill.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and does not purport to represent the financial position and results of operations that would have been achieved had the acquisition been completed as of the dates indicated or our future financial position or results of operations. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements of Armor, including related notes thereto, and the historical consolidated financial statements of Stewart & Stevenson, including related notes thereto, that have previously been filed with the Securities and Exchange Commission (the ‘‘SEC’’) and are available to the public over the Internet at the SEC's website at www.sec.gov.

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006

	Historical Armor	Historical Stewart & Stevenson (1)	Pro Forma Adjustments for Acquisition		Pro Forma Combined	Pro Forma Adjustments for Offering of Notes		Pro Forma Combined With Offering of Notes
	(In thousands)
CURRENT ASSETS:
Cash and cash equivalents	$97,420	$335,900	$(340,667	)(2)	$92,653	$394,000	(16)	$121,653

						(365,000	)(17)
Short-term investment securities	391,500	3,700	(395,200	)(2)	—	—		—
Accounts receivable (net of allowance for doubtful accounts)	212,766	55,878	(1,628	)(3)	267,016	—		267,016
Inventories	232,914	22,226	996	(4)	256,136	—		256,136
Prepaid expenses and other current assets	43,143	16,054	(4,245	)(5)	54,952	—		54,952
Total assets of discontinued operations	—	31,204	—		31,204	—		31,204
Total current assets	977,743	464,962	(740,744)		701,961	29,000		730,961
Property and equipment (net of accumulated depreciation)	86,644	52,638	—		139,282	—		139,282
Goodwill (net of accumulated amortization)	273,806	30,524	626,861	(6)	931,191	400	(17)	931,591
Patents, licenses and trademarks (net of accumulated amortization)	128,443	14,608	288,547	(7)	431,598	—		431,598
Other assets	65,088	15,852	5,354	(8)	20,178	6,750	(16)	26,528
			(3,787	)(9)		(400	)(17)
			(49,342	)(10)
			(285	)(11)
			(3,098	)(14)
			(9,604	)(5)
TOTAL ASSETS	$1,531,724	$578,584	$113,902		$2,224,210	$35,750		$2,259,960
CURRENT LIABILITIES:
Current portion of long-term debt	$300	$25,000	$—		$25,300	$—		$25,300
Short-term debt	343,810	174	20,000	(2)	363,984	(20,000	)(17)	343,984
Accounts payable	104,200	55,738	(1,628	)(3)	158,310	—		158,310
Accrued expenses and other current liabilities	91,341	100,910	8,376	(12)	207,252	750	(16)	208,002
			6,375	(13)
			250	(8)
Income taxes payable	7,715	—	(4,245	)(5)	3,470	—		3,470
Total liabilities of discontinued operations	—	18,230	—		18,230	—		18,230
Total current liabilities	547,366	200,052	29,128		776,546	(19,250)		757,296
Long-term debt, less current portion	150,475	54	345,000	(2)	495,529	400,000	(16)	550,529
						(345,000	)(17)
Other long-term liabilities	12,086	57,808	(10,774	)(14)	59,120	—		59,120
Deferred income taxes	46,979	—	99,082	(7)	136,457	—		136,457
			(9,604	)(5)
Total liabilities	756,906	257,914	452,832		1,467,652	35,750		1,503,402

(Continued)

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006 (Continued)

	Historical Armor	Historical Stewart & Stevenson (1)	Pro Forma Adjustments for Acquisition		Pro Forma Combined	Pro Forma Adjustments for Offering of Notes	Pro Forma Combined With Offering of Notes
	(In thousands)
STOCKHOLDERS' EQUITY
Common stock	$415	$—	$—		$415	$—	$415
Additional paid-in capital	526,904	83,847	(83,847	)(15)	526,904	—	526,904
Retained earnings	299,400	268,926	(268,926	)(15)	299,400	—	299,400
Accumulated other comprehensive income (loss)	20,416	(32,103)	32,103	(15)	2,156	—	2,156
			(18,260	)(10)
Treasury stock	(72,317)	—	—		(72,317)	—	(72,317)
Total stockholders' equity	774,818	320,670	(338,930)		756,558	—	756,558
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,531,724	$578,584	$113,902		$2,224,210	$35,750	$2,259,960

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006

(1)	Reflects Stewart & Stevenson’s unaudited condensed consolidated balance sheet as of April 29, 2006.

(2)	The estimated total purchase price is $1,139.0 million, including $32.8 million of estimated transaction fees for Armor and Stewart & Stevenson. Approximately $8.4 million of these transaction costs were accrued at March 31, 2006. An additional $31.1 million and $3.8 million was paid by Armor for Stewart & Stevenson common stock and acquisition transaction fees, respectively, prior to March 31, 2006. The Armor and Stewart & Stevenson cash, cash equivalents, short-term investments and cash proceeds from the issuance of $345.0 million in new senior bank debt, net of $5.1 million in debt issue costs, and a $20.0 million new interim term loan, were used as follows:

(millions)
Cash paid for common stock and options outstanding	$1,106.2
Armor transaction fees	14.4
Stewart & Stevenson transaction fees	18.4
Total purchase price	$1,139.0

(3)	Reflects a decrease in accounts receivable and accounts payable of $1.6 million for the balance due from Stewart & Stevenson for the sale of armor systems for military vehicle cabs.

(4)	Reflects an increase on Stewart & Stevenson’s inventory balance to its estimated fair value.

(5)	Reflects a reclassification of Stewart & Stevenson’s income tax receivable and long-term deferred tax asset to partially offset Armor's income tax payable and long-term deferred tax liability, respectively.

(6)	Reflects an increase of $626.9 million to goodwill for the excess of the amount paid to acquire 100% of Stewart & Stevenson’s common stock over the fair value of the net tangible and identifiable intangible assets (see Note 7).

(7)	Reflects an increase of $288.5 million to the estimated fair value of identifiable intangible assets acquired based upon a preliminary independent appraisal of the existing intangible assets at the acquisition date and an increase in long-term deferred tax liabilities of $99.1 million resulting from the increase in the fair value of the identifiable intangibles with finite lives in excess of their historical tax basis. The appraised fair value of the identifiable intangible assets at the acquisition date consists of customer relationships of $276.0 million with a weighted average useful life of 11 years and trade name and trademarks of $27.1 million with an indefinite useful life.

(8)	Reflects an increase in debt issue costs of $5.4 million for new senior bank debt (see Note 2 above), including an accrual of $0.3 million for unbilled debt issue costs.

(9)	Reflects a decrease of $3.8 million representing Armor's transaction fees paid prior to the acquisition date resulting from purchase accounting for the acquisition (see Note 2 above).

(10)	Reflects a decrease of $49.3 million representing the fair market value of Stewart & Stevenson shares owned by Armor at March 31, 2006, and a decrease of $18.3 million in accumulated other comprehensive income for the elimination of the unrealized gain on Stewart & Stevenson equity securities owned on March 31, 2006, resulting from purchase accounting for the acquisition (see Note 2 above).

(11)	Reflects a decrease of $0.3 million for the elimination of Stewart & Stevenson’s capitalized debt issuance costs related to its revolving line of credit terminated at closing.

(12)	Reflects an accrual for $8.4 million of Armor's estimated unbilled transaction costs related to the Stewart & Stevenson acquisition (see Note 2 above).

(13)	Reflects an increase of $6.4 million of cash due to certain Stewart & Stevenson executives for change of control provisions in their employment contracts to be paid six months after termination of their employment.

(14)	Reflects a decrease of $10.8 million and $3.1 million to adjust Stewart & Stevenson’s defined benefit pension and other post retirement obligations and the related deferred tax asset, respectively, to their estimated fair value.

(15)	Reflects the elimination of the historical stockholders' equity of Stewart & Stevenson.

(16)	Reflects the increase of cash and cash equivalents, capitalized debt issuance costs, estimated unbilled debt issuance costs and the proposed issuance of the Notes.

(17)	Reflects the repayment of the new senior bank debt and new interim term loan (see Note 2 above) with proceeds from the proposed issuance of the Notes and the elimination of $400,000 of debt issue costs related to the term loan portion of the new senior bank debt.

Unaudited Pro Forma Condensed Combined Statement of Continuing
Operations for the Year ended December 31, 2005

	Historical Armor		Historical Stewart & Stevenson (1)	Pro Forma Adjustments for Acquisition		Pro Forma Combined		Pro Forma Adjustments for Offering of Notes		Pro Forma Combined With Offering of Notes
	(In thousands, except per share data)
Revenues:
Aerospace and Defense	$1,188,598		$726,352	$(43,259	)(2)	$1,871,691		$—		$1,871,691
Products	308,878		—	—		308,878		—		308,878
Mobile Security	139,454		—	—		139,454		—		139,454
Total revenues	1,636,930		726,352	(43,259)		2,320,023		—		2,320,023

Costs and expenses:
Cost of revenues	1,248,596		682,592	(43,027	)(2)	1,888,081		—		1,888,081
				(80	)(3)
Cost of vest exchange program / warranty revision	19,900		—	—		19,900		—		19,900
Selling, general and administrative expenses	139,304		18,031	(3,928	)(3)	153,407		—		153,407
Amortization	8,627		1,183	23,905	(4)	33,715		—		33,715
Integration	3,669		—	—		3,669		—		3,669
Other charges	1,200		—	—		1,200		—		1,200

Operating income	215,634		24,546	(20,129)		220,051		—		220,051

Interest expense (income), net	6,281		(1,037)	17,067	(5)	37,662		13,818	(7)	51,480
				15,351	(6)
Other income, net	(4,025)		—	—		(4,025)		—		(4,025)

Income from continuing operations before provision for income taxes	213,378		25,583	(52,547)		186,414		(13,818)		172,596

Provision for income taxes	80,868		8,367	(18,112	)(8)	71,123		(5,237	)(8)	65,886

Income from continuing operations	$132,510		$17,216	$(34,435)		$115,291		$(8,581)		$106,710

Earnings per common share from continuing operations:
Basic	$3.83	(9)				$3.33	(9)			$3.08
Diluted	$3.70	(9)				$3.22	(9)			$2.98

Weighted average common shares outstanding:
Basic	34,602					34,602				34,602
Diluted	35,822					35,822				35,822

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information

Notes to Unaudited Pro Forma Condensed Combined Statement of Continuing Operations for the Year ended December 31, 2005

(1)	Reflects Stewart & Stevenson’s condensed consolidated statement of continuing operations presented for its fiscal year ended January 31, 2006.

(2)	Reflects an elimination of revenues and cost of revenues related to the sale of armor systems for military vehicle cabs to Stewart & Stevenson by Armor.

(3)	Reflects a reduction to depreciation expense of $0.1 million in cost of revenues and $3.9 million in selling, general and administrative expenses due to an increase in the weighted average estimated useful lives of Stewart & Stevenson’s depreciable property and equipment to 19 years, which exceeds the remaining useful life on a historical basis.

(4)	Reflects an increase to amortization expense of $23.9 million due to an increase in the fair value of identifiable intangible assets from purchase accounting amortized over their estimated remaining useful lives. See Note 7 to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006.

(5)	Reflects an increase to interest expense of $17.1 million related to new senior bank debt and a new interim term loan used to fund the acquisition of Stewart & Stevenson. The new senior bank debt was incurred by Armor in May 2006 and matures in May 2011. The new senior bank debt carries a current variable interest rate of LIBOR plus 1.25%. Pro forma interest expense for the new senior bank debt was based on the historical average one-month LIBOR rate of 3.38% for the year ended December 31, 2005. The new interim term loan was incurred by Armor in May 2006 and matures in June 2006. As of June 20, 2006, the new interim term loan has been repaid in full. The new interim term loan carried an interest rate of prime. Pro forma interest expense for the new interim term loan was based on the historical prime rate of 5.28%. If interest rates were to increase or decrease by 1/8%, pro forma combined income from continuing operations before pro forma adjustments for the proposed offering of the Notes would be $115.0 million and $115.6 million, respectively. See Note 2 to the Unaudited Pro forma Condensed Combined Balance Sheet as of March 31, 2006.

(6)	Reflects a reduction of interest income of $15.4 million related to the use of cash, cash equivalents and short-term investments to fund the acquisition of Stewart & Stevenson.

(7)	Reflects an increase to interest expense of $13.8 million related to the issuance of the proposed Notes, net of repayments of the new senior bank debt and a new interim term loan mentioned in Note 5 above.

(8)	Reflects the adjustment to the provision for income taxes by applying Armor's historical effective tax rate of approximately 37.9% to Stewart & Stevenson’s historical income from continuing operations, considering non-income tax deductible charges, before provision for income taxes and the pro forma adjustments identified in Notes 2 through 7 above.

(9)	Basic earnings per common share for continuing operations is computed as follows: income from continuing operations divided by basic weighted average common shares outstanding. Diluted earnings per common share for continuing operations is computed as follows: income from continuing operations divided by diluted weighted average common shares outstanding.

Unaudited Pro Forma Condensed Combined Statement of Continuing
Operations for the Three Months ended March 31, 2006

	Historical Armor		Historical Stewart & Stevenson (1)	Pro Forma Adjustments for Acquisition		Pro Forma Combined		Pro Forma Adjustments for Offering of Notes		Pro Forma Combined With Offering of Notes
	(In thousands, except per share data)
Revenues:
Aerospace and Defense	$345,103		$190,554	$(3,415	)(2)	$532,242		$—		$532,242
Products	76,836		—	—		76,836		—		76,836
Mobile Security	23,501		—	—		23,501		—		23,501
Total revenues	445,440		190,554	(3,415)		632,579		—		632,579
Costs and expenses:
Cost of revenues	340,810		187,022	(3,415	)(2)	524,394		—		524,394
				(23	)(3)
Selling, general and administrative expenses	36,142		10,018	(1,245	)(3)	40,164		—		40,164
				(4,751	)(4)
Amortization	2,259		405	5,867	(5)	8,531		—		8,531
Integration	470		2,026	(2,026	)(6)	470		—		470
Operating income (loss)	65,759		(8,917)	2,178		59,020		—		59,020
Interest expense (income), net	259		(3,184)	5,297	(7)	10,667		2,425	(9)	13,092
				8,295	(8)
Other income, net	(807)		—	—		(807)		—		(807)
Income (loss) from continuing operations before provision for income taxes	66,307		(5,733)	(11,414)		49,160		(2,425)		46,735
Provision (benefit) for income taxes	24,898		(1,353)	(5,085	)(10)	18,460		(911	)(10)	17,549
Income (loss) from continuing operations	$41,409		$(4,380)	$(6,329)		$30,700		$(1,514)		$29,186
Earnings per common share from continuing operations:
Basic	$1.17	(11)				$0.87	(11)			$0.83
Diluted	$1.11	(11)				$0.83	(11)			$0.78
Weighted average common shares outstanding:
Basic	35,342					35,342				35,342
Diluted	37,205					37,205				37,205

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information

Notes to Unaudited Pro Forma Condensed Combined Statement of Continuing Operations for the Three Months ended March 31, 2006

(1)	Reflects Stewart & Stevenson’s unaudited condensed consolidated statement of continuing operations presented for the three months ended April 29, 2006.

(2)	Reflects an elimination of revenues and cost of revenues related to the sale of armor systems for military vehicle cabs to Stewart & Stevenson by Armor.

(3)	Reflects a reduction to depreciation expense of $0.1 million in cost of revenues and $1.2 million in selling, general and administrative expenses due to an increase in the weighted average estimated useful lives of Stewart & Stevenson’s depreciable property and equipment to 19 years, which exceeds the remaining useful life on a historical basis.

(4)	Reflects a reduction in selling, general and administrative expense of $4.8 million recognized in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), ‘‘Share-Based Payments’’ (‘‘SFAS 123(R)’’) for stock options of Stewart & Stevenson stock that were settled at closing.

(5)	Reflects an increase to amortization expense of $5.9 million due to an increase in the fair value of identifiable intangible assets from purchase accounting over their estimated remaining useful lives. See Note 7 to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006.

(6)	Reflects a reduction in expenses incurred by Stewart & Stevenson related to the acquisition by Armor.

(7)	Reflects an increase to interest expense of $5.3 million related to the new senior bank debt used to fund the acquisition of Stewart & Stevenson. The new senior bank debt was incurred by Armor in May 2006 and matures in May 2011. The new senior bank debt carries a current variable interest rate of LIBOR plus 1.25%. Pro forma interest expense for the new senior bank debt was based on the historical average one-month LIBOR rate of 4.61% for the three-month period ended March 31, 2006. If interest rates were to increase or decrease by 1/8%, pro forma combined income from continuing operations before pro forma adjustments for the proposed offering of the Notes would be $30.6 million and $30.8 million, respectively. See Note 2 to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006.

(8)	Reflects a reduction of interest income of $8.3 million related to the use of cash, cash equivalents and short-term investments to fund the acquisition of Stewart & Stevenson.

(9)	Reflects an increase to interest expense of $2.4 million related to the proposed issuance of the notes, net of repayments of the new senior bank debt mentioned in Note 7 above.

(10)	Reflects the adjustment to the provision for income taxes by applying Armor's historical effective tax rate of approximately 37.6% to Stewart & Stevenson’s historical income from continuing operations, considering non-income tax deductible charges, before provision for income taxes and the pro forma adjustments identified in Notes 2 through 9 above.

(11)	Basic earnings per common share for continuing operations is computed as follows: income from continuing operations divided by basic weighted average common shares outstanding. Diluted earnings per common share for continuing operations is computed as follows: income from continuing operations divided by diluted weighted average common shares outstanding.

Unaudited Pro Forma Condensed Combined Statement of Continuing
Operations for the Three Months ended March 31, 2005

	Historical Armor		Historical Stewart & Stevenson (1)	Pro Forma Adjustments for Acquisition		Pro Forma Combined		Pro Forma Adjustments for Offering of Notes		Pro Forma Combined With Offering of Notes
	(In thousands, except per share data)
Revenues:
Aerospace and Defense	$265,695		$165,518	$(10,812	)(2)	$420,401		$—		$420,401
Products	63,333		—	—		63,333		—		63,333
Mobile Security	35,937		—	—		35,937		—		35,937
Total revenues	364,965		165,518	(10,812)		519,671		—		519,671

Costs and expenses:
Cost of revenues	273,655		150,253	(10,580	)(2)	413,310		—		413,310
				(18	)(3)
Selling, general and administrative expenses	33,816		5,115	(425	)(3)	38,506		—		38,506
Amortization	2,038		7	6,265	(4)	8,310		—		8,310
Integration	800		—	—		800		—		800

Operating income	54,656		10,143	(6,054)		58,745		—		58,745

Interest expense (income), net	2,245		(235)	3,686	(5)	8,748		4,036	(7)	12,784
				3,052	(6)
Other expense, net	1,123		—	—		1,123		—		1,123

Income from continuing operations before provision for income taxes	51,288		10,378	(12,792)		48,874		(4,036)		44,838

Provision for income taxes	20,259		3,837	(4,790	)(8)	19,306		(1,594	)(8)	17,712

Income from continuing operations	$31,029		$6,541	$(8,002)		$29,568		$(2,442)		$27,126

Earnings per common share from continuing operations:
Basic	$0.90	(9)				$0.86	(9)			$0.79
Diluted	$0.87	(9)				$0.83	(9)			$0.76

Weighted average common shares outstanding:
Basic	34,509					34,509				34,509
Diluted	35,832					35,832				35,832

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information

Notes to Unaudited Pro Forma Condensed Combined Statement of Continuing Operations for the Three Months ended March 31, 2005

(1)	Reflects Stewart & Stevenson’s unaudited condensed consolidated statement of continuing operations presented for the three months ended April 30, 2005.

(2)	Reflects an elimination of revenues and cost of revenues related to the sale of armor systems for military vehicle cabs to Stewart & Stevenson by Armor.

(3)	Reflects a reduction to depreciation expense of $0.1 million in cost of revenues and $0.4 million in selling, general and administrative expenses due to an increase in the weighted average estimated useful lives of Stewart & Stevenson’s depreciable property and equipment to 19 years, which exceeds the remaining useful life on a historical basis.

(4)	Reflects an increase to amortization expense of $6.3 million due to an increase in the fair value of identifiable intangible assets from purchase accounting over their estimated remaining useful lives. See Note 7 to the Unaudited Pro forma Condensed Combined Balance Sheet as of March 31, 2006.

(5)	Reflects an increase to interest expense of $3.7 million related to new senior bank debt and a new interim term loan used to fund the acquisition of Stewart & Stevenson. The new senior bank debt was incurred by Armor in May 2006 and matures in May 2011. The new senior bank debt carries a current variable interest rate of LIBOR plus 1.25%. Pro forma interest expense for the new senior bank debt was based on the historical average one-month LIBOR rate of 2.64% for the three months ended March 31, 2005. As of June 20, 2006, the new interim term loan has been repaid in full. The new interim term loan carried an interest rate of prime. Pro forma interest expense for the new interim term loan was based on the historical prime rate of 5.28%. If interest rates were to increase or decrease by 1/8%, pro forma combined income from continuing operations before pro forma adjustments for the proposed offering of the Notes would be $29.5 million and $29.6 million, respectively. See Note 2 to the Unaudited Pro forma Condensed Combined Balance Sheet as of March 31, 2006.

(6)	Reflects a reduction of interest income of $3.1 million related to the use of cash, cash equivalents and short term investments to fund the acquisition of Stewart & Stevenson.

(7)	Reflects an increase to interest expense of $4.0 million related to the proposed issuance of the Notes, net of repayments of the new senior bank debt and a new interim term loan mentioned in Note 5 above.

(8)	Reflects the adjustment to the provision for income taxes by applying Armor's historical effective tax rate of approximately 39.5% to the Stewart & Stevenson’s historical income from continuing operations, considering non-income tax deductible charges, before provision for income taxes and the pro forma adjustments identified in Notes 2 through 7 above.

(9)	Basic earnings per common share for continuing operations is computed as follows: income from continuing operations divided by basic weighted average common shares outstanding. Diluted earnings per common share for continuing operations is computed as follows: income from continuing operations divided by diluted weighted average common shares outstanding.

Unaudited Pro Forma Condensed Combined Statement of Continuing
Operations for the Twelve Months Ended March 31, 2006

	Pro Forma Year Ended December 31, 2005	Plus: Pro Forma Three Months Ended March 31, 2006	Less: Pro Forma Three Months Ended March 31, 2005	Pro Forma Twelve Months Ended March 31, 2006
Revenues:
Aerospace and Defense	$1,871,691	$532,242	$(420,401)	$1,983,532
Products	308,878	76,836	(63,333)	322,381
Mobile Security	139,454	23,501	(35,937)	127,018
Total revenues	2,320,023	632,579	(519,671)	2,432,931
Costs and expenses:
Cost of revenues	1,888,081	524,394	(413,310)	1,999,165
Cost of vest exchange program / warranty revision	19,900	—	—	19,900
Selling, general and administrative expenses	153,407	40,164	(38,506)	155,065
Amortization	33,715	8,531	(8,310)	33,936
Integration	3,669	470	(800)	3,339
Other charges	1,200	—	—	1,200
Operating income	220,051	59,020	(58,745)	220,326
Interest expense, net	51,480	13,092	(12,784)	51,788
Other expense (income), net	(4,025)	(807)	(1,123)	(5,955)
Income from continuing operations before provision for income taxes	172,596	46,735	(44,838)	174,493
Provision for income taxes	65,886	17,549	(17,712)	65,724
Income from continuing operations	$106,710	$29,186	$(27,126)	$108,769